November 7, 2007

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND

Supplement to the Prospectus dated April 1, 2007

The following information supersedes and replaces the first paragraph contained in the Prospectus under the heading "The Fund — Main Risks — Other potential risks":

Although the fund seeks to provide income exempt from federal, New York state and New York city income tax and currently invests in municipal obligations the interest from which is not subject to the federal alternative minimum tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax for the tax year ending December 31, 2007. In addition, the fund occasionally may invest in taxable bonds and municipal bonds that are only exempt from federal income tax.

The fund intends to change its name, effective on or about January 1, 2008, to Dreyfus Premier New York AMT Tax-Free Bond Fund.

0021S1107